UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2006

LEGENDS FINANCIAL HOLDINGS, INC.

Tennessee	000-50106	32-0008963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 North First Street, Clarksville, Tennessee 37050

(931) 503-1234

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 28, 2006, Legends Financial Holdings, Inc. (the “Company”) distributed a letter to its shareholders that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, explaining the Company’s delay in announcing the date of this calendar year’s annual meeting, and other previously disclosed information regarding the Company’s financial results for fiscal year 2005.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

99   Letter to Shareholders by Legends Financial Holdings, Inc. dated April 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2006		LEGENDS FINANCIAL HOLDINGS, INC.

	By:	/S/ Thomas Bates
	Name:	Thomas Bates
	Title:	Executive Vice President and Chief Financial Officer